                                                                    Exhibit 32.2

                  Certification of the Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
                       as Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

         In connection with the accompanying Form 10-K of Advanced Energy Industries, Inc. (the "Company") for the year ended December 31, 2003 (the "Report"), I, Michael El-Hillow, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2004


                                              /s/ Michael El-Hillow
                                              -------------------------
                                              Michael El-Hillow
                                              Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.